UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

895 Don Mills Road,
Bldg. 2, Suite 900	M3C 1W3
Toronto, Ontario
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 571-5555

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02.    Results of Operations and Financial Condition

            On May 15, 2019, we issued a press release announcing our financial results for our first fiscal quarter ended March 31, 2019. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

            The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

            On November 12, 2018, we received a letter from the Nasdaq Listing Qualifications department of The Nasdaq Stock Market LLC notifying us that we were not in compliance with the requirement of Nasdaq Marketplace Rule 5550(b)(1) for continued inclusion on the NASDAQ Capital Market because the Company’s stockholders’ equity of $707,000 reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018, is below the required minimum of $2.5 million. The Company submitted a plan to regain compliance, which was accepted by Nasdaq on January 11, 2019.

            On May 14, 2019, we received written notification from The NASDAQ Stock Market, LLC notifying us that we had not regained compliance with the minimum value of the Company’s stockholders’ equity of $2.5 million as set forth in Nasdaq Marketplace Rule 5550(b)(1) for continued inclusion on the NASDAQ Capital Market. The Staff had determined that the Company’s common stock would be delisted from Nasdaq unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”).

            Accordingly, the Company plans to request a hearing before the Panel. Assuming the Company’s timely filing of such request, the Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “ANY” until the Panel issues its decision following the hearing and through the expiration of any additional extension period granted by the Panel. The Panel has discretion to grant an exception for up to 180 days after the NASDAQ Staff’s initial delisting decision. There can be no assurance that the Panel will grant the Company’s request for continued listing. If the Company’s common stock ceases to be listed for trading on Nasdaq, the Company expects that its common stock would be traded on the over-the-counter market.

Item 9.01.    Financial Statements and Exhibits

            (d) Exhibits

99.1	Press release dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2019

SPHERE 3D CORP.

By:	/s/ Peter Tassiopoulos
Peter Tassiopoulos
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued May 15, 2019